                             THE BEST OF AMERICA(R)
                                ELITEPRO CLASSIC
[LOGO]                             APPLICATION
         INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY
                        INITIAL MINIMUM PAYMENT: $10,000

                              -------------------------------------------
                                NATIONWIDE LIFE INSURANCE COMPANY
                                P.O. Box 182021
                                Columbus, OH 43218-2021
                              -------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CONTRACT TYPE  AN OPTION MUST BE SELECTED                       This Contract is established as a:

[  ] NON-QUALIFIED                                           [  ] 401(a) (Investment Only) DISCLOSURE FORM REQUIRED
[  ] IRA                                                     [  ] 403(b) TSA (Non-ERISA only) DISCLOSURE FORM REQUIRED
[  ] Roth IRA                                                [  ] ORP 403(b) DISCLOSURE FORM REQUIRED
[  ] SEP IRA FORM 5305 REQUIRED                              [  ] CRT (Charitable Remainder Trust) DISCLOSURE FORM REQUIRED
[  ] SIMPLE IRA  ADDITIONAL FORMS REQUIRED

-----------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNER                                                [  ] CONTINGENT OWNER*       [  ] JOINT OWNER**
                                                              *Not available under a Qualified Plan Contract
Last Name or Plan Name                                         Last Name          **SPOUSE ONLY EXCEPT IN HI, PA OR VT.

-------------------------------------------------------        --------------------------------------------------------

First Name or Plan Name (continued)               MI           First Name                                         MI

------------------------------------------------ ----          ------------------------------------------------  ----

Address                                                        Address
        -----------------------------------------------               -----------------------------------------

Sex [  ] M   [  ] F    Birthdate       /      /               Sex [  ] M   [  ] F    Birthdate       /      /
                                 ----------------------                                        ------------------------
                                  MM     DD     YYYY                                             MM    DD     YYYY

Soc. Sec. No. or Tax ID                                       Soc. Sec. No. or Tax ID
                        -------------------------------                               ---------------------------------
Employer
        -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT  COMPLETE ONLY IF DIFFERENT FROM CONTRACT OWNER.    [  ] CONTINGENT ANNUITANT* COMPLETE ONLY IF APPLICABLE.
                                                              *Not available under a Qualified Plan Contract

Last Name                                                      Last Name

-------------------------------------------------------        --------------------------------------------------------

First Name                                        MI           First Name                                         MI

------------------------------------------------ ----          ------------------------------------------------  ----

Address                                                        Address
        -----------------------------------------------               -----------------------------------------

        -----------------------------------------------               -----------------------------------------
         Maximum issue age through age 85.                             Maximum issue age through age 85.

Sex [  ] M   [  ] F    Birthdate       /      /                Sex [  ] M   [  ] F    Birthdate       /      /
                                 ----------------------                                        ------------------------
                                  MM     DD     YYYY                                             MM    DD     YYYY

Soc. Sec. No. or Tax ID                                        Soc. Sec. No. or Tax ID
                        -------------------------------                               ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY       WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.

                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

                                                                                                                         /    /
 [  ]                 ------------------------------------------  ---------%    ------------     ----------------    --------------

 [  ]      [  ]       ------------------------------------------  ---------%    ------------     ----------------    --------------

 [  ]      [  ]       ------------------------------------------  ---------%    ------------     ----------------    --------------

 [  ]      [  ]       ------------------------------------------  ---------%    ------------     ----------------    --------------

-----------------------------------------------------------------------------------------------------------------------------------

APO-5016              PRODUCT OF NATIONWIDE LIFE INSURANCE CO.                                                  (AO)(08/2001)


-----------------------------------------------------------------------------------------------------------------------------------
THE UNDERLYING INVESTMENT OPTIONS LISTED ON THIS APPLICATION ARE ONLY AVAILABLE
IN VARIABLE ANNUITY INSURANCE PRODUCTS ISSUED BY LIFE INSURANCE COMPANIES OR, IN
SOME CASES, THROUGH PARTICIPATION IN CERTAIN QUALIFIED PENSION OR RETIREMENT
PLANS. THEY ARE NOT OFFERED TO THE GENERAL PUBLIC DIRECTLY.
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASE PAYMENT ALLOCATION         WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                                    A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETED.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

          %   VP Income & Growth
    ------
          %   VP International
    ------
          %   VP Value
    ------


DREYFUS
          %   Stock Index Fund, Inc.
    ------
          %   Socially Responsible Growth Fund, Inc.
    ------


DREYFUS INVESTMENT PORTFOLIOS

          %   European Equity Portfolio
    ------


DREYFUS VARIABLE INVESTMENT FUND

          %   Appreciation Portfolio
    ------


FEDERATED INSURANCE SERIES

          %   Federated Quality Bond Fund II
    ------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

          %   VIP Equity-Income Portfolio
    ------    (Service Class)

          %   VIP Growth Portfolio
    ------    (Service Class)

          %   VIP High Income Portfolio
    ------    (Service Class)

          %   VIP Overseas Portfolio
    ------    (Service Class)


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

          %   VIP II Contrafund Portfolio
    ------    (Service Class)


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

          %   VIP III Growth Opportunities Portfolio (Service Class)
    ------


JANUS ASPEN SERIES

          %   Capital Appreciation Portfolio:
    ------    Service Shares

          %   Global Technology Portfolio:
    ------    Service Shares

          %   International Growth Portfolio:
    ------    Service Shares


NATIONWIDE INVESTOR DESTINATIONS

          %   Aggressive Fund (Service Class)
    ------
          %   Conservative Fund (Service Class)
    ------
          %   Moderate Fund (Service Class)
    ------
          %   Moderately Aggressive Fund (Service Class)
    ------
          %   Moderately Conservative Fund (Service Class)
    ------


NATIONWIDE SEPARATE ACCOUNT TRUST (NSAT)

          %   Capital Appreciation Fund
    ------
          %   Government Bond Fund
    ------
          %   Money Market Fund
    ------
          %   Total Return Fund
    ------

NSAT SUBADVISED FUNDS  FUND NAME (SUBADVISOR)

          %   Dreyfus NSAT Mid Cap Index Fund
    ------
          %   Federated NSAT Equity Income Fund
    ------
          %   Federated NSAT High Income Bond Fund
    ------
          %   J.P. Morgan NSAT Balanced Fund
    ------
          %   Gartmore NSAT Emerging Markets Fund
    ------
          %   Gartmore NSAT Global Technology and Communications Fund
    ------
          %   Gartmore NSAT International Growth Fund
    ------
          %   Global 50 Fund
    ------    (JP Morgan)
          %   MAS NSAT Multi Sector Bond Fund
    ------
          %   Small Cap Growth Fund (multiple managers)
    ------
          %   Small Cap Value Fund
    ------    (Dreyfus)
          %   Small Company Fund
    ------    (multiple managers)
          %   Strong NSAT Mid Cap Growth Fund
    ------
          %   Turner NSAT Growth Focus Fund
    ------


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

          %   AMT Guardian Portfolio
    ------
          %   AMT Mid-Cap Growth Portfolio
    ------
          %   AMT Partners Portfolio
    ------


OPPENHEIMER VARIABLE ACCOUNT FUNDS

          %   Aggressive Growth Fund/VA
    ------
          %   Capital Appreciation Fund/VA
    ------
          %   Global Securities Fund/VA
    ------
          %   Main Street Growth & Income Fund/VA
    ------
          %   STRONG OPPORTUNITY FUND II
    ------


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

          %   Emerging Markets Debt Portfolio
    ------
          %   Mid Cap Growth Portfolio
    ------
          %   U.S. Real Estate Portfolio
    ------


VAN ECK WORLDWIDE INSURANCE TRUST

          %   Worldwide Emerging Markets Fund
    ------
          %   Worldwide Hard Assets Fund
    ------


NATIONWIDE LIFE INS. CO.

          %   Fixed Account
    ------


MVA/GUAR. TERM OPTION (GTO) NOT AVAILABLE IN PA.

          %   3 Year
    ------
          %   5 Year
    ------                      $1,000 minimum
          %   7 Year               for each
    ------                      MVA/GTO option.
          %  10 Year
    ------


Underlying mutual funds designated by an **may include restrictions and/or charges, please review the underlying fund prospectus carefully.



APO-5109


------------------------------------------------------------------------------------------------------------------------------------
ANNUITY PURCHASE PAYMENTS           [  ] PAYMENT ENCLOSED        [  ] TRANSFER/1035 (requires transfer form)
                                    [  ] ROLLOVER                [  ] OTHER          APPLY FOR TAX YEAR
                                                                                                        ------------


First Purchase Payment submitted: $ _________________________ ($10,000 minimum.) A copy of this application properly signed by the registered representative will constitute receipt for such amount. If this application is declined by the Nationwide Life
Insurance Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.
------------------------------------------------------------------------------------------------------------------------------------

REMARKS


                           NOTICE TO AZ RESIDENTS ONLY
                           ---------------------------

UPON WRITTEN REQUEST, THE COMPANY AGREES TO PROVIDE, WITHIN A REASONABLE TIME, REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THE ANNUITY CONTRACT TO THE CONTRACT OWNER. IF FOR ANY REASON THE CONTRACT OWNER IS NOT SATISFIED WITH THE CONTRACT, THE CONTRACT MAY BE RETURNED WITHIN TEN DAYS AFTER IT IS DELIVERED AND THE CONTRACT VALUE WILL BE REFUNDED IN FULL AS OF DATE OF CANCELLATION. FOR IRAS, IF THE CONTRACT OWNER RETURNS THE CONTRACT WITHIN THE TEN-DAY PERIOD, THE COMPANY WILL RETURN THE PURCHASE PAYMENT.


               NOTICE TO FL, MN, SC, SD, TX AND VT RESIDENTS ONLY
               --------------------------------------------------

ANNUITY PAYMENTS, DEATH BENEFITS, SURRENDER VALUES, AND OTHER CONTRACT VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, OR WHEN SUBJECT TO A MARKET VALUE ADJUSTMENT ARE VARIABLE, MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE FLUCTUATIONS IN THE NET INVESTMENT FACTOR OR APPLICATION OF A MARKET VALUE ADJUSTMENT, AS APPLICABLE, AND ARE NOT GUARANTEED AS TO FIXED-DOLLAR AMOUNT, UNLESS OTHERWISE SPECIFIED. A MARKET VALUE ADJUSTMENT MAY BE ASSESSED ON ANY GUARANTEED TERM OPTIONS THAT HAVE NOT MATURED JUST PRIOR TO ANNUITIZATION AND WOULD BE IN ADDITION TO THE SCHEDULED SURRENDER PENALTY CHARGE.

ADDITIONALLY, ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE UNDERLYING INVESTMENT OPTIONS MAY VARY AND ARE NOT GUARANTEED BY NATIONWIDE LIFE INSURANCE COMPANY, ANY OTHER INSURANCE COMPANY, BY THE U.S. GOVERNMENT, OR ANY STATE GOVERNMENT. THEY ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY AGENCY FEDERAL OR STATE.


             NOTICE TO AR, CO, KY, LA, ME, NM AND OH RESIDENTS ONLY
             ------------------------------------------------------

ANY PERSON WHO, KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH MAY BE A CRIME AND MAY SUBJECT SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES, FINES, IMPRISONMENT, OR A DENIAL OF INSURANCE BENEFITS.


                           NOTICE TO DC RESIDENTS ONLY
                           ---------------------------

WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO A COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, A COMPANY MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.


                           NOTICE TO FL RESIDENTS ONLY
                           ---------------------------

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY COMPANY FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.



APO-5016

                           NOTICE TO PA RESIDENTS ONLY
                           ---------------------------

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

--------------------------------------------------------------------------------
CONTRACT OWNER SIGNATURES

[  ] Yes  [  ] No   Will the applied for Contract replace existing annuities
                    or insurance?

[  ]                Please send me a copy of the Statement of Additional
                    Information to the prospectus.

[  ]                I consent to having the Company send my prospectus(es),
                    confirmation statements, quarterly statements, annual statements, and other product information to my e-mail address shown below.

CONTRACT OWNER'S E-MAIL ADDRESS
                               --------------------------

STATE IN WHICH APPLICATION WAS SIGNED                        DATE
                                     --------------------        -------------
                                            State

To the best of my knowledge and belief, I represent my answers to the above questions to be accurate and complete. I acknowledge that I have received and understand the current prospectus for this variable annuity Contract. I ALSO UNDERSTAND THAT A MULTIPLE MATURITY ACCOUNT (ASSOCIATED WITH GUARANTEED TERM OPTION(S)) WHICH HAS NOT MATURED MAY BE SUBJECT TO AN AUTOMATIC MARKET VALUE ADJUSTMENT JUST PRIOR TO ANNUITIZATION.

THE CONTRACT PAYMENTS OR VALUES UNDER THE VARIABLE ANNUITY PROVISIONS OF THE CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

CONTRACT OWNER
              -----------------------------------------------------------------
                                         Signature

JOINT CONTRACT OWNER
                    -----------------------------------------------------------
                                         Signature

CO-ANNUITANT
            -------------------------------------------------------------------
                                         Signature

--------------------------------------------------------------------------------
REGISTERED REPRESENTATIVE INFORMATION


[  ] Yes   [  ] No      Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

     REGISTERED REPRESENTATIVE SIGNATURE
                                       -----------------------------------------------------------------------------
                                                                        Signature

     Florida License Identification #: (Florida Agents only)
                                                            --------------------------------------------------------

     NAME
         -----------------------------------------------------------------------------------------------------------
                                                        (Please Print)

     REGISTERED REPRESENTATIVE SS#
                                 -----------------------------------------------------------------------------------


     FIRM NAME                                                                  PHONE (       )
               ----------------------------------------------------------             ------------------------------

     ADDRESS
            --------------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


APO-5016